                                                                      EXHIBIT 23

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

         As independent public accountants, we hereby consent to the incorporation of our reports included in, or incorporated by reference to, this Form 10-K into the Company's previously filed Registration Statements, File Nos. 33-35870, 33-35871, 33-53482, 33-57219, 33-56353, 33-59397 and 33-60377.




                                                             ARTHUR ANDERSEN LLP


Chicago, Illinois
March 25, 1996